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                                                                    Exhibit 12.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         I consent to inclusion in this Report on Form 10-KSB of my report dated June 15, 1999 on my audit of the financial statements of Nurescell Inc.

RONALD L. JAMIESON, CPA
Los Alamitos, California
June 24, 1999